Exhibit 10.3

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 19, 2023 (the “Effective Date”), among RUBICON GLOBAL, LLC, a Delaware limited liability company (“Rubicon”) and RIVERROAD WASTE SOLUTIONS, INC., a New Jersey corporation (“RiverRoad”; together with Rubicon, each a “Borrower” and collectively the “Borrowers”), RUBICON TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLEANCO LLC, a New Jersey limited liability company (“Cleanco”), CHARTER WASTE MANAGEMENT, INC., a Delaware corporation (“Charter”), and RUBICON TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation (“International”), the Lenders party hereto from time to time (“Lenders”), and MIZZEN CAPITAL, LP, as agent for the Lenders (in such capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Loan Agreement (as defined below).

RECITALS

A. Borrowers, the other Loan Party Obligors party thereto, the Lenders from time to time party thereto, and Agent are parties to that certain Loan and Security Agreement dated as of December 22, 2021, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 18, 2022, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of March 22, 2023 (as further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”).

B. Borrowers, Lenders, and Agent have agreed to amend the Loan Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Amendments to Loan Agreement. Section 1.1 (Certain Defined Terms) of the Loan Agreement is hereby amended to amend and restate the definition of “Scheduled Maturity Date” in its entirety as follows:

““Scheduled Maturity Date” means May 23, 2024.”

2. Conditions Precedent. This Amendment shall be effective on the Effective Date once each of the following have been delivered to Agent, each in form and substance satisfactory to Agent:

(i) this Amendment executed by Borrowers, the other Loan Party Obligors party hereto, Agent, and Lenders; and

(ii) a Consent under the Subordination Agreement executed by ABL Agent, Term Loan Agent, Agent and the Loan Party Obligors.

3. Representations and Warranties. Borrowers and the other Loan Party Obligors party hereto hereby represent and warrant to Agent and the Lenders as follows:

(a) Each Loan Party Obligor has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder and thereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by each Loan Party Obligor and constitute the legal, valid and binding obligation of such Loan Party Obligor, enforceable in accordance with its terms.

(b) The execution, delivery and performance by each Loan Party Obligor of this Amendment and any other agreements or instruments required hereunder have been duly authorized and do not violate such Loan Party Obligor’s Governing Documents or any applicable law or any material agreement or instrument or any court order which is binding upon such party or its property.

(c) All of the representations and warranties contained in Section 7 of the Loan Agreement are correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

4. References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby, and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. This Amendment shall be deemed a Loan Document for all purposes of the Loan Agreement and the other Loan Documents.

5. Miscellaneous.

(a) Form. Each agreement, document, instrument or other writing to be furnished to Agent under any provision of this Amendment must be in form and substance satisfactory to Agent and their counsel.

(b) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Loan Agreement, or the other Loan Documents.

(c) Severability. In the case any provision in this Amendment shall be invalid, illegal or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(d) Costs, Expenses and Attorneys’ Fees. Borrowers agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Counterparts; Fax/Email Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

(g) GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(h) ENTIRETY. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS/LOAN PARTY OBLIGORS:

RUBICON GLOBAL, LLC,
as a Borrower and a Loan Party Obligor

By:	Rubicon Technologies Holdings, LLC, a Delaware limited liability company, its sole member

By:	/s/ Phil Rodoni
Phil Rodoni, Chief Executive Officer

RIVERROAD WASTE SOLUTIONS, INC., as a Borrower and a Loan Party Obligor

By:	/s/ Marc Spiegel
Marc Spiegel, President

RUBICON TECHNOLOGIES HOLDINGS, LLC,
as a Loan Party Obligor

By:	/s/ Phil Rodoni
Phil Rodoni, Chief Executive Officer

CLEANCO LLC,
as a Loan Party Obligor

By:	Rubicon Technologies Holdings, LLC, a Delaware limited liability company, its sole member

By:	/s/ Phil Rodoni
Phil Rodoni, Chief Executive Officer

CHARTER WASTE MANAGEMENT, INC.,
as a Loan Party Obligor

By:	/s/ Marc Spiegel
Marc Spiegel, President

Signature Page to Third Amendment to Loan and Security Agreement

RUBICON TECHNOLOGIES INTERNATIONAL, INC.,
as a Loan Party Obligor

By:	/s/ Marc Spiegel
Name:	Marc Spiegel
Title:	President

Signature Page to Third Amendment to Loan and Security Agreement

AGENT:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL GP, LLC,
its General Partner

By:	/s/ Marilyn Alder
Name:	Marilyn Alder
Its:	Managing Partner

LENDERS:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL CP, LLC,
its General Partner

By:	/s/ Marilyn Alder
Name:	Marilyn Alder
Its:	Managing Partner

STAR STRONG CAPITAL LLC

By:
Name:
Title:

Signature Page to Third Amendment to Loan and Security Agreement

AGENT:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL GP, LLC,
its General Partner

By:
Name:
Its:

LENDERS:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL CP, LLC,
its General Partner

By:
Name:
Its:

STAR STRONG CAPITAL LLC

By:	/s/ Spring Hollis
Name:	Spring Hollis
Title:	CEO

Signature Page to Third Amendment to Loan and Security Agreement